EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Gregg E. Jaclin, the President, Chief Executive Officer and Chief Financial Officer of Century Acquisition Corporation, hereby certify, that, to my knowledge:

1.	The Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of Century Acquisition Corporation.

Date: May 14, 2013

CENTURY ACQUISITION CORPORATION

By: /s/ Gregg E. Jaclin
Gregg E. Jaclin President, Chief Executive Officer and Chief Financial Officer (Principal Executive, Financial, and Accounting Officer)